UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 5, 2007

The Korea Fund, Inc.

(Exact name of registrant as specified in its charter)

Maryland	811-04058	13-3226146
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Allianz Global Investors Fund Management LLC 1345 Avenue of the Americas New York, New York Attn.: Fund Secretary	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 352-4993

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The Board of Directors of The Korea Fund, Inc. hereby issues a Letter to Shareholders, included herewith as an exhibit, which includes an update on the Fund’s portfolio transition to RCM Capital Management LLC and its affiliate RCM Asia Pacific Limited, and an estimate of the amount and timing of the upcoming capital gain distribution for the fiscal year ended June 30, 2007, subject to yearend audit and tax adjustments.

Item 9. 01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number
99.1	Letter to Shareholders dated July 5, 2007 of The Korea Fund, Inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Korea Fund, Inc. (Registrant)

Date: July 5, 2007	/s/ Robert Goldstein
(Signature)

Name: Robert Goldstein
Title: President

EXHIBIT INDEX

Exhibit Number
99.1	Letter to Shareholders of The Korea Fund, Inc. dated July 5, 2007